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PURCHASE ORDER


OLIN ORDNANCE
FLINCHBAUGH OPERATIONS
P.O. BOX 127   RED LION, PENNSYLVANIA 17356
PHONE: 717-244-4551 FAX: 717-2440893




To:                                Ship To:
     03644                         Olin Corporation
     Nuclear Metals Inc.           Flinchbaugh Operations
     2229 Main St.                 200 East High St
     Concord  Ma  01742            Red Lion PA   17356



Confirmation of contract entered into between Ed Shue
> Letter to Don King on 5/22/95

ITEM NUMBER 001,   **** pcs, part number 12944264 penetrator for ****
projectile in accordance with requirements of drawing 12944264, rev B, purchase specification A34124, rev none and QAP 12944264, rev D. Total price
****.

ITEM NUMBER 002,   1 piece, U/M-lot, part number/description-subcontract data items (see note #4).  Total price- n/c.

NOTES:

1.   DELIVERY SCHEDULE:
Lot #1
1665 pcs - 01/02/96 (includes 15 pcs ballistics)
     -2 penetrators from the FAS lot and 13 from the balance of lots. 1650 pcs - 01/22/96
     1593 pcs - 02/09/96

Lot #2
     1560 pcs - 04f/30/96 (includes 10 pcs ballistics)
     1550 pcs - 05/17/96

2.   ORDER QUANTITY OPTIONS:         This purchase order award includes an
option for PY3 of approximately **** each; an option for PY4 of approximately **** each; an option for PY5 of approximately **** each;
and an extended option

**** Confidential Treatment Requested

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for PY3, PY4,  PY5 of **** each, all at a firm price of $**** each.  The foregoing quantities will be adjusted to be equal to **** of the actual quantities in the **** government prime contract award.

3.    Ship via:     call olin/flinchbaugh traffic coordinator (717-246-8255)
prior to shipment for carrier designation.

4.   Subcontract data requirements (sdrl):   subcontractor shall provide,
with unlimited rights under this subcontract, all data set FORTH IN SDRL FOR M829A2 PENETRATOR, REV B, DTD 05 JULY 1995, ITEMS A008, A010, A013, A015, A018, A019, A022, A030, B001, B003, C005 AND CO14.

5.   GOVERNMENT FURNISHED MATERIAL:     THE GOVERNMENT WILL FURNISH ****
POUNDS OF UNALLOYED DEPLETED URANIUM ARMOR SCRAP PER PENETRATOR ORDERED (TOTAL APPROX. 197,160 LBS) FOB SUBCONTRACTORS
S PLACE OF PERFORMANCE.  THIS MATERIAL MUST BE USED ON EACH
PRODUCTION LOT UNDER THIS SUBCONTRACT, WITHOUT CHANGE IN BLEND OF
MATERIALS.  NO OTHER MATERIALS ARE AUTHORIZED FOR USE IN
PRODUCTION UNDER THIS SUBCONTRACT.  DELIVERY OF ARMOR SCRAP TO
NMI TO BE:
24,000 LBS EACH ON 07/17/95, 07/31/95, 08/15/95, 08/31/95,
;09/15/95, 10/02/95, 10/19/95, 11/15/95, AND 5,160 LBS ON
12/13/95.

6.   FIRST ARTICLE SAMPLE (FAS):
A FIRST ARTICLE PER QAP 12944264 WILL BE REQUIRED DUE TO THE NEW PROCESS THAT UTILIZES 100% RECYCLED MATERIAL. THE FAS WILL CONSIST OF 47 PENETRATORS. THE FAS LESS THE TWO (2) HISTORICAL SAMPLES SHALL BE INCLUDED AS PART OF THE FIRST LOT. A BALLISTIC SAMPLE FOR THE FIRST LOT AND THE FAS WILL BE SELECTED ACROSS BOTH THE FAS PIECES AS WELL AS 100% OF THE FIRST LOT. GOVERNMENT SOURCE INSPECTION (GSI) WILL BE REQUIRED FOR FAS.

7.   SOURCE INSPECTION:  OLIN/FLINCHBAUGH AND GOVERNMENT SOURCE
INSPECTION WILL BE REQUIRED PRIOR TO EACH SHIPMENT FROM YOUR
PLANT.  UPON RECEIPT OF THIS ORDER, PROMPTLY NOTIFY THE
GOVERNMENT REPRESENTATIVE WHO NORMALLY SERVICES YOUR PLANT AND
SCHEDULE ACCORDINGLY.

8.   TECHNICAL DATA PACKAGE LIST (TDPL):     THE APPLICABLE TDPL
IS #12944257, REV R02, DTD 05 JULY 1995, PROJECTILE, 120MM,
APFSDS-T, M829A2.

9.   SECURITY CLASSIFICATION: THE APPLICABLE DOCUMENT IS THE
SECURITY CLASSIFICATION GUIDE, CARTRIDGE, 120MM, APFSDS-T,
M829A2, 30 MAY 1995.

**** Confidential Treatment Requested

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10.  SCHEDULING CONTROLS:     NMI WILL NOT PERFORM WORK IN
ADVANCE OF THAT REQUIRED TO MEET THE DELIVERY SCHEDULE, UNLESS SPECIFICALLY REQUESTED BY OLIN/FLINCHBAUGH IN WRITING TO DO SO. MATERIALS WILL NOT BE ASSIGNED TO THE SUBCONTRACT IN ADVANCE OF ACTUAL NEED IN PRODUCTION BASED ON A NORMAL PRODUCTION SCHEDULE. ACCELERATED OR PARTIAL DELIVERIES WILL NOT BE ACCEPTED, UNLESS REQUESTED BY OLIN/FLINCHBAUGH IN WRITING. ACCELERATED DELIVERIES ARE ANY DELIVERIES MORE THAN 15 DAYS PRIOR TO THE SUBCONTRACT DELIVERY REQUIREMENT. SOURCE INSPECTION WILL NOT BE PERFORMED EARLIER THAN NEEDED TO MEET THE REQUIRED DELIVERY SCHEDULE.

11.  REPORTING: NMI WILL PROVIDE A "LINE OF BALANCE" CHART PRIOR
TO INITIATION OF PRODUCTION AND UPDATE IT MONTHLY TO SHOW PLANNED
PRODUCTION AND MATERIAL ACQUISITION AS IT RELATES TO THE REQUIRED
DELIVERY SCHEDULE.

12. PROGRESS BILLINGS: PROGRESS BILLINGS ARE ACCEPTABLE, BUT MUST BE CONSISTENT WITH THE ACTUAL PERFORMANCE. PROGRESS BILLINGS WILL BE AT THE RATE OF 80%. NMI WILL UNDERTAKE ANY REASONABLE STEPS TO PROVIDE OLIN/FLINCHBAUGH ASSURANCES THAT WORK IS PROGRESSING APPROPRIATELY AND THAT FUNDING IS BEING REQUESTED ONLY FOR COMPLETED WORK OR FOR WORK IN PROCESS ACCORDING TO SCHEDULE.

13.  DEMILITARIZATION:   DEMILITARIZATION MUST RESULT IN COMPLETE
DESTRUCTION OF THE ITEM.  DISPOSITION WILL BE VIA SCRAP ONLY.

14.  GOVERNMENT FURNISHED PROPERTY:     THE FOLLOWING ITEMS OF
PROPERTY ARE ACCOUNTABLE TO NUCLEAR METALS UNDER THIS PURCHASE
ORDER AND PRIME CONTRACT IN ACCORDANCE WITH THE TERMS OF FAR
52.245-2 (ALT 1) AND OLIN OSP - 801/132.

DESCRIPTION      SERIAL NO.    QTY     UNIT PRICE    YR MFR

PROBE HOLDER        6672         1     $228.00        1989
SET MASTER          6483         1     $210.00        1990
SET MASTER          6484         1     $210.00        1990
SET MASTER          6485         1     $210.00        1990
SET MASTER          6486         1     $210.00        1990
ULTRASONIC STD     SDU1005       1    $2300.00        1990

THE ABOVE PRICE IS A FIRM FIXED PRICE FOR THE DURATION OF THIS
PURCHASE ORDER AND IT CONFIRMS NMI QUOTATION 10/14/94, BEST &
FINAL OFFER LETTER 01/10/95 AND LETTER SUBCONTRACT DATED 05/22/95.

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SUPPLIER QUALITY REQUIREMENTS LIST (SQRL):   THE FOLLOWING
PARAGRAPHS FROM SQRL REV A DTD 07/13/95 SHALL APPLY:

               (1   -    17,  19,  21   -    28)


TERMS AND CONDITIONS:    THE ATTACHED "SPECIAL TERMS AND
CONDITIONS APPLICABLE TO GOVERNMENT CONTRACTS", FORM FP-03 SHALL
APPLY TO THIS PURCHASE ORDER.

FAR CLAUSES:   IN ADDITION TO THOSE REGULATIONS SHOWN ON FP-03,
THE FEDERAL ACQUISITION REGULATIONS (FAR) SHOWN ON FLYSHEET FAR
13 SHALL APPLY TO THIS PURCHASE ORDER.

SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS:  THE
ATTACHED CLAUSE ENTITLED "UTILIZATION OF SMALL BUSINESS AND SMALL
DISADVANTAGED BUSINESS CONCERNS" APPLIES TO THIS PURCHASE ORDER.

PALLET SIZES:  ITEMS SHIPPED ON PALLETS SHALL HAVE A MAXIMUM
DIMENSION OF 42" WIDE X 42" HIGH.       (DIMENSION INCLUDES SKID)

TRUCKLOAD SHIPMENTS:     FULL TRUCKLOAD SHIPMENTS MUST BE
SCHEDULED FOR UNLOADING BY CALLING 717-246-8256 AT LEAST FOUR
HOURS PRIOR TO ANTICIPATED DELIVERY.

ATTACHMENTS:

PURCHASE SPECIFICATION A34124, REV NONE
DRAWING 12944264, REV B
QAP 12944264, REV D
SDRL FOR M829A2 PENETRATOR, REV B DTD 05 JULY 1995
DATA ITEM DESCRIPTION (ITEMS)
TDPL 12944257, R02, 05 JULY 1995
UTILIZATION OF SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
CONCERNS
SUPPLIER QUALITY REQUIREMENTS LIST (SQRL) REV. A DTD. 07/13/95
FP-03
FLYSHEET FAR 13


IN ADDITION TO THE TERMS AND CONDITIONS OF PURCHASE PRINTED ON THE
REVERSE OF THIS PURCHASE ORDER,     THE STANDARD NOTES APPLICABLE
TO FLINCHBAUGH PURCHASE ORDERS FOUND ON FLYSHEET #790-9 DATED


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JANUARY 24, 1995, (ATTACHED) ARE HEREBY INCORPORATED INTO THIS
PURCHASE ORDER.